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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 20, 1998
                                  -------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             TAVA TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

               Colorado                   0-19167          84-1042227
          ------------------           -------------     --------------
        (State or other jurisdiction    (Commission     (I.R.S. Employer
         incorporation or organization)    File No.)       I. D. Number)

         7887 E. Belleview Avenue, Suite 820
               Englewood, Colorado                            80111
         ------------------------------------              ------------
         (Address of principal executive offices)           (zip code)

                                 (303) 771-9794
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.   Other  Events.

     On July 20, 1998 the Company announced material business developments. The Company's Press Release dated July 20, 1998, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

Item 7.   Financial  Statements  and Exhibits.

          (a) Not  applicable

          (b) Not applicable

          (c) Exhibits.  The following  exhibit is filed with this Report:

              20.1 Press Release dated July 20, 1998.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TAVA  Technologies,  Inc.


Date:  July 20, 1998                    By: /s/ John Jenkins
      --------------                       -----------------------
                                             John  Jenkins,  President  and CEO